UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2021

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, staff of the Securities and Exchange Commission (the “SEC”) released a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”) informing market participants that warrants issued by special purpose acquisition companies may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. In connection with the July 1, 2020 business combination with Gordon Point Acquisition Corp., a special purpose acquisition company (“GPAQ”), each issued and outstanding GPAQ warrant (including GPAQ private placement warrants) (“GPAQ Warrant”) was cancelled and exchanged for one Hall of Fame Resort & Entertainment Company (the “Company”) warrant (“Company Series A Warrant”) to purchase 1.421333 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Company Series A Warrants are governed by the warrant agreement, dated as of January 24, 2018 (the “Warrant Agreement”), with Continental Stock Transfer & Trust Company, as warrant agent, that had governed the GPAQ Warrants. As a result of the SEC Statement, the Company reevaluated the accounting treatment of the Company Series A Warrants. The SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the Warrant Agreement. The Company has previously classified the Company Series A Warrants as equity.

On April 23, 2021, the Company’s management concluded that the Company’s previously issued (i) audited consolidated financial statements as of and for the year ended December 31, 2020 included in the Annual Report on Form 10-K for such period, and (ii) unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2020 included in the Quarterly Report on Form 10-Q for such period (collectively, the “Non-Reliance Periods”) should be restated to reflect the impact of this guidance by the SEC staff and, accordingly, should no longer be relied upon. The Company’s management concluded that the Company Series A Warrants do not meet the conditions to be classified in equity and instead should be recorded as liabilities on the balance sheet. The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) approved management’s decision. Similarly, the related press releases, reports of independent registered public accounting firm, stockholder communications, investor presentations or other communications describing relevant portions of the Company’s financial statements with respect to the Non-Reliance Periods should no longer be relied upon.

The Company intends to promptly file restated financial statements for the year ended December 31, 2020 on Form 10-K/A. The relevant unaudited interim financial information for the three and nine months ended September 30, 2020 will also be restated within the Form 10-K/A.

As a result of the restatement, we expect to recognize approximately $25 million in incremental non-operating income for the year ended December 31, 2020, thereby decreasing the net operating loss by approximately $25 million. We expect that there will be no impact to our historically reported cash and cash equivalents, or cash flows from operating, investing or financing activities. All estimates contained in this report are subject to change as management completes the Form 10-K/A, and as the Company’s independent registered public accounting firm completes its work. An audit of annual financial statements and/or review of quarterly financial statements could result in material changes to these estimates. Further details and, as necessary, remediation plans will be included in the Company’s Form 10-K/A.

The Company’s management and Audit Committee have discussed the matters disclosed pursuant to this Item 4.02(a) with Marcum LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words and phrases such as “will”, “may”, “should”, “future”, “promptly”, “expect”, “estimate”, “intends”, “plans”, “subject to”, and “change” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
Name: Michael Crawford
Title: President, Chief Executive Officer and Chair

Dated: April 29, 2021